NUMBER

CS 5781

SHILOH Industries, Inc.

SHARES

COMMON STOCK

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND NEW YORK, NY

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 824543 10 2

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF

SHILOH INDUSTRIES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile signatures of the duly authorized officers of the Corporation.

Dated:

SHILOH INDUSTRIES, INC. CORPORATE SEAL DELAWARE

SECRETARY

PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

AMERICAN BANK NOTE COMPANY

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — ________ Custodian ________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ________
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ... hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

....

....

Please print or typewrite name and address of assignee

....

....

.... of the Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

.... Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated, ...

....

In Presence of

....

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED: ________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.